UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2005

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On June 10, 2005, The United Illuminating Company (UI), a subsidiary of UIL Holdings Corporation (the Registrant), issued a press release announcing that UI has filed a letter of intent with the Connecticut Department of Public Utility Control officially notifying the regulatory agency that UI will request an increase to its distribution rate and an associated change to the competitive transition assessment rate. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibit is filed as part of this report:

99  Press release, dated June 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 6/10/05	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit                      Description

99                         Press Release dated June 10, 2005